SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) October 2, 2001
                                  ---------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
                                                         --------------

ITEM 5.  OTHER ITEMS

On October 2, 2001, General Motors Corporation (GM) issued a news release announcing September and third quarter production results and fourth quarter forecast. The release is as follows:


                   Industry on Track for Third-Best Sales Year

            - GM SUVs on Industry Record Pace
            - GM September Truck Sales up 10%, GM Car Sales Off 14%
            - Overall September Sales Down 3%

            GM Announces September and 3rd Quarter Production Results
                            and 4th Quarter Estimates

      DETROIT -- General Motors dealers sold 388,365 new cars and trucks in September in the United States, a 3 percent decline from September 2000. Industry sales -- obviously adversely impacted by the terrorist attacks of September 11, 2001 -- appear to be performing stronger than expected, keeping the industry on pace for the third-best year ever.
       "As the leading U.S. automaker, we have a responsibility to help stimulate the economy by making it easier and more affordable for Americans to buy our vehicles," said Bill Lovejoy, group vice president of North America Vehicle Sales, Service and Marketing. "Consumers, by their actions, have provided a great deal of encouragement for our retail program "Keep America Rolling." And, we are pleased and gratified by the positive response of our dealer network and the way they are actively supporting this program."
      Lovejoy continued, "The message is clear for all Americans in the weeks and months ahead -- business and consumers need to pull together to strengthen our nation's confidence and to keep the economy moving forward. At General Motors, we are working closely with our dealers to keep pushing to build sales and we have every reason to maintain our long-term confidence in the U.S. economy and we are committed to doing what we can to keep the economy strong and to improve consumer confidence."

GM SALES HIGHLIGHTS
-------------------
      GM sales were up six percent in the first ten days of September versus last year, then declined significantly following September 11th before increasing 22 percent in the last week of the month.
      GM increased its truck leadership with 205,710 sales in September, led by the strength of its midsize utilities, full-size utilities and full-size pickups. The strongest results in September came once again from sport utility vehicle (SUV) sales, keeping GM on pace to set an all-time industry SUV calendar year record. GM's full-size utilities (44,381 units - up 33% over last year) dominated the industry once again in September led by the Chevrolet Tahoe, GMC Yukon, Yukon XL as well as increased sales of the all-new Cadillac Escalade. GM's all-new midsize SUVs, the Chevrolet TrailBlazer, GMC Envoy, Oldsmobile Bravada and Buick Rendezvous continued to gain sales momentum (34,385 units), increasing GM's midsize utility sales by 36% from last September. GM maintained its leadership in full-size pickups in September (81,874 units - up 23% over last year) and is on pace for the best year since 1978.
      New and innovative entries Buick Rendezvous, Chevrolet Avalanche and Cadillac Escalade are increasing in availability and GM expects its strong truck performance to continue in the fourth quarter.
      GM reported another positive sales month of approximately 12,400 total used certified vehicles, including the Cadillac and Saturn certified brands. The GM Certified Used Vehicle brand achieved record numbers for the fourth consecutive month (9,893 units).

--------------------------------------------------------------------------------
September Sales Records                    Third Quarter Records
-----------------------                    ---------------------
Chevrolet Impala                           Chevrolet Impala
Buick Lesabre                              Saab 9-5
GM Full-Size Pickups                       Chevrolet Trucks
GM Utilities                               GM Utilities
GM Midsize Utilities                       GM Midsize Utilities
GM Full-Size Utilities                     GM Full-Size Utilities
Chevrolet Full-Size Utilities              Chevrolet Full-Size Utilities
Chevrolet Tahoe                            Chevrolet Tahoe
GMC Yukon and Yukon XL                     GMC Yukon and Yukon XL
Cadillac Escalade                          Cadillac Escalade

CYTD Records
------------
Chevrolet Impala
GM Utilities
Chevrolet Utilities
GMC Utilities
GM Midsize Utilities
GM Full-Size Utilities
Chevrolet Suburban
Chevrolet Tahoe
GMC Yukon and Yukon XL
Cadillac Escalade

--------------------------------------------------------------------------------

      Due to relative marketplace uncertainties in the near term, GM is modestly revising its outlook for U.S. industry vehicle sales for the 2001 calendar year to the mid-16 million unit level, with expectations that retail vehicle sales will hold up reasonably well through the fourth quarter. Additionally, GM is revising its U.S. industry sales forecast for 2002 calendar year to between 15.5
- 16 million vehicle sales.

GM Announces September and 3rd-Quarter Production Results, 4th-Quarter 2001 Estimate
---------------------------------------------------------------------------
      In September, GM produced 448,000 vehicles (210,000 cars and 238,000 trucks) in North America, down from 499,000 vehicles (255,000 cars and 244,000 trucks) produced in September 2000. (Production totals include joint venture production of 8,000 vehicles in September 2001 and 12,000 vehicles in September 2000.)
      In the third quarter, GM produced 1.237 million vehicles (573,000 cars and 664,000 trucks) in North America, down from 1.319 million vehicles (689,000 cars and 630,000,000 trucks) produced in the third quarter of 2000.
      Additionally, GM modestly reduced its fourth-quarter production estimate to a range of 1.270 million to 1.290 million vehicles, a reduction of about 30-50,000 below its most recent estimate and about 5-7 percent below last year. GM's forecast revision is the result of a reduction in overtime and reduced orders from daily rental companies.
      GM also announced the following production estimates for its international regions:

      - GM Europe - The fourth-quarter estimate is 439,000 vehicles, up from the previous estimate of 436,000 vehicles.

      - GM Asia Pacific - The fourth-quarter estimate is 83,000 vehicles, down from the previous estimate of 84,000 vehicles.

      - GM Latin America, Africa and the Middle East - The fourth-quarter estimate is 145,000 vehicles, down from the previous estimate of 154,000 vehicles.

      As the company continues to monitor consumer confidence and the economy, it will make appropriate changes to its sales and production estimates. GM expects to provide any update when it reports third-quarter financial results on October 18, 2001.

Note: GM sales and production results are available on GM Media Online at http://media.gm.com by clicking on the Sales/Production icon.
-------------------

In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgement on what the future may hold, and we believe these judgements are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.


                                           # # #


                                      2-1P
                       GM Car Deliveries - (United States)
                                 September 2001
-----------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                         (1)     September             January - September
                         ------------------------   -------------------------
                                           %Chg
                           2001    2000   per S/D    2001      2000     %Chg
                         ------------------------   -------------------------
       Selling Days (S/D)   24      25
-----------------------------------------------------------------------------
Century                   13,965   12,265   18.6    108,291    118,915   -8.9
LeSabre                   11,862   14,259  -13.3    110,915    115,632   -4.1
Park Avenue                2,661    3,948  -29.8     26,694     36,232  -26.3
Regal                      3,791    6,677  -40.9     39,807     51,103  -22.1
Riviera                        1        1    4.2          4         41  -90.2
      Buick Total         32,280   37,150   -9.5    285,711    321,923  -11.2
-----------------------------------------------------------------------------
Catera                       602    1,240  -49.4      8,832     13,720  -35.6
DeVille                    9,722   10,734   -5.7     70,861     84,610  -16.2
Eldorado                   1,357    1,443   -2.0      7,509      9,019  -16.7
Seville                    2,434    3,677  -31.0     17,942     22,250  -19.4
     Cadillac Total       14,115   17,094  -14.0    105,144    129,599  -18.9
-----------------------------------------------------------------------------
Camaro                     3,235    3,610   -6.7     25,574     33,652  -24.0
Cavalier                  17,577   18,059    1.4    174,109    186,202   -6.5
Corvette                   3,639    2,942   28.8     24,450     23,750    2.9
Impala                    17,480   15,526   17.3    150,599    136,866   10.0
Lumina                        27    3,609  -99.2     17,584     32,156  -45.3
Malibu                    14,138   16,799  -12.3    145,575    170,479  -14.6
Metro                          9    2,618  -99.6      6,473     27,053  -76.1
Monte Carlo                7,166    5,596   33.4     54,072     53,860    0.4
Prizm                      2,321    4,371  -44.7     38,990     41,585   -6.2
    Chevrolet Total       65,592   73,130   -6.6    637,426    705,603   -9.7
-----------------------------------------------------------------------------
Alero                      7,643    9,174  -13.2     90,786     99,407   -8.7
Aurora                     1,824    2,515  -24.5     19,954     20,122   -0.8
Cutlass                        0       22  ***.*         19      1,176  -98.4
Cutlass Supreme                0        0  ***.*          0          0  ***.*
Eighty Eight                   1        4  -74.0          4        443  -99.1
Intrigue                   3,428    6,813  -47.6     32,472     50,957  -36.3
    Oldsmobile Total      12,896   18,528  -27.5    143,235    172,105  -16.8
-----------------------------------------------------------------------------
Bonneville                 4,193    6,523  -33.0     37,856     48,430  -21.8
Firebird                   2,423    2,581   -2.2     18,648     25,123  -25.8
Grand Am                  16,310   21,264  -20.1    148,565    173,649  -14.4
Grand Prix                10,859   12,991  -12.9     95,982    120,967  -20.7
Sunfire                    4,118    7,036  -39.0     56,935     66,135  -13.9
     Pontiac Total        37,903   50,395  -21.7    357,986    434,304  -17.6
-----------------------------------------------------------------------------
900                            0        1  ***.*          0         58  ***.*
9000                           0        0  ***.*          0         18  ***.*
9-3                        1,576    1,383   18.7     14,042     15,126   -7.2
9-5                        1,499    2,397  -34.9     13,372     13,712   -2.5
       Saab Total          3,075    3,781  -15.3     27,414     28,914   -5.2
-----------------------------------------------------------------------------
Saturn EV1                     0      166  ***.*          0        411  ***.*
Saturn L Series            5,673    6,581  -10.2     75,371     74,699    0.9
Saturn S Series           11,121   14,771  -21.6    124,856    141,394  -11.7
      Saturn Total        16,794   21,518  -18.7    200,227    216,504   -7.5
-----------------------------------------------------------------------------
        GM Total         182,655  221,596  -14.1  1,757,143  2,008,952  -12.5
-----------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-----------------------------------------------------------------------------
GM North America *       178,978  216,575  -13.9  1,720,897  1,966,318  -12.5
-----------------------------------------------------------------------------
GM Import                  3,677    5,021  -23.7     36,246     42,634  -15.0
-----------------------------------------------------------------------------
        GM Total         182,655  221,596  -14.1  1,757,143  2,008,952  -12.5
-----------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                 September 2001
-----------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                         (1)     September             January - September
                         ------------------------   -------------------------
                                           %Chg
                           2001    2000   per S/D    2001      2000     %Chg
                         ------------------------   -------------------------
       Selling Days (S/D)   24      25
-----------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-----------------------------------------------------------------------------
Buick Total               32,280   37,150   -9.5    285,711    321,923  -11.2
Cadillac Total            13,513   15,854  -11.2     96,312    115,879  -16.9
Chevrolet Total           65,592   73,130   -6.6    637,426    705,603   -9.7
Oldsmobile Total          12,896   18,528  -27.5    143,235    172,105  -16.8
Pontiac Total             37,903   50,395  -21.7    357,986    434,304  -17.6
Saturn Total              16,794   21,518  -18.7    200,227    216,504   -7.5
     GM North America
       Total*            178,978  216,575  -13.9  1,720,897  1,966,318  -12.5
-----------------------------------------------------------------------------
Cadillac Total               602    1,240  -49.4      8,832     13,720  -35.6
Saab Total                 3,075    3,781  -15.3     27,414     28,914   -5.2
     GM Import Total       3,677    5,021  -23.7     36,246     42,634  -15.0
-----------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-----------------------------------------------------------------------------
Buick Total               36,845   37,150    3.3    300,654    321,923   -6.6
Cadillac Total            16,945   19,396   -9.0    124,973    148,390  -15.8
Chevrolet Total          212,075  213,515    3.5  1,957,652  2,047,653   -4.4
GMC Total                 41,500   40,855    5.8    391,757    411,525   -4.8
Hummer Total                  44       65  -29.5        571        714  -20.0
Oldsmobile Total          16,782   22,636  -22.8    189,470    224,637  -15.7
Other-Isuzu Total          1,024        0  ***.*     11,856          0  ***.*
Pontiac Total             43,281   57,154  -21.1    418,899    486,771  -13.9
Saab Total                 3,075    3,781  -15.3     27,414     28,914   -5.2
Saturn Total              16,794   21,518  -18.7    200,227    216,504   -7.5
     GM Total            388,365  416,070   -2.8  3,623,473  3,887,031   -6.8
-----------------------------------------------------------------------------
* Includes US/Canada/Mexico


                                      3-1P
                      GM Truck Deliveries - (United States)
                                 September 2001
-----------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                         (1)     September             January - September
                         ------------------------   -------------------------
                                           %Chg
                           2001    2000   per S/D    2001      2000     %Chg
                         ------------------------   -------------------------
       Selling Days (S/D)   24      25
-----------------------------------------------------------------------------
Rendezvous                 4,565        0  ***.*     14,943          0  ***.*
    Total Buick            4,565        0  ***.*     14,943          0  ***.*
-----------------------------------------------------------------------------
Escalade                   2,830    2,302   28.1     19,829     18,791    5.5
  Total Cadillac           2,830    2,302   28.1     19,829     18,791    5.5
-----------------------------------------------------------------------------
Astro                      3,847    6,633  -39.6     46,828     76,829  -39.0
C/K Suburban(Chevy)       13,611   11,081   27.9    108,737    100,683    8.0
Chevy C/T Series             277      478  -39.6      4,597      6,679  -31.2
Chevy P Models & Mtr Hms      13       38  -64.4         73        546  -86.6
Chevy W Series               104      244  -55.6      1,462      1,793  -18.5
Express Cutaway/G Cut      1,546    1,598    0.8     12,163     16,185  -24.9
Express Panel/G Van        4,413    7,025  -34.6     49,584     61,818  -19.8
Express/G Sportvan           727    1,487  -49.1     12,128     11,835    2.5
S/T Blazer                 7,987   16,676  -50.1    124,401    179,889  -30.8
S/T Pickup                10,430   16,400  -33.8    124,904    171,481  -27.2
Tahoe                     16,320   12,635   34.5    144,506    107,918   33.9
Tracker                    3,735    4,014   -3.1     40,563     37,944    6.9
TrailBlazer               12,752        0  ***.*     55,687          0  ***.*
Venture                    6,210    8,004  -19.2     69,177     76,470   -9.5
 .............................................................................
    Avalanche              7,639        0  ***.*     23,073          0  ***.*
    Silverado-C/K Pickup  56,872   54,072    9.6    502,343    491,980    2.1
Chevrolet Fullsize
  Pickups                 64,511   54,072   24.3    525,416    491,980    6.8
 .............................................................................
  Chevrolet Total        146,483  140,385    8.7  1,320,226  1,342,050   -1.6
-----------------------------------------------------------------------------
C/K Suburban(GMC)              3       55  -94.3         34      4,701  -99.3
Envoy                      4,657        0  ***.*     26,826          0  ***.*
GMC C/T Series               517    1,027  -47.6      9,656     18,527  -47.9
GMC W Series                 414      380   13.5      3,233      3,471   -6.9
P Models & Mtr Hms(GMC)        0       13  ***.*         15        424  -96.5
S/T Jimmy                    928    6,163  -84.3     28,688     60,996  -53.0
Safari (GMC)               1,097    2,160  -47.1     14,900     26,630  -44.0
Savana Panel/G Classic     1,627    2,246  -24.5     18,631     24,009  -22.4
Savana Special/G Cut         495      587  -12.2      8,716      7,559   15.3
Savana/Rally                 159      321  -48.4      1,968      2,988  -34.1
Sierra                    17,363   15,251   18.6    144,320    146,344   -1.4
Sonoma                     2,667    4,051  -31.4     32,121     40,349  -20.4
Yukon                      5,732    4,531   31.8     54,676     41,199   32.7
Yukon XL                   5,841    4,070   49.5     47,973     34,328   39.7
     GMC Total            41,500   40,855    5.8    391,757    411,525   -4.8
-----------------------------------------------------------------------------
Hummer H1                     44       65  -29.5        571        714  -20.0
   Hummer Total               44       65  -29.5        571        714  -20.0
-----------------------------------------------------------------------------
Bravada                    1,619    1,453   16.1     16,948     23,053  -26.5
Silhouette                 2,267    2,655  -11.1     29,287     29,479   -0.7
 Oldsmobile Total          3,886    4,108   -1.5     46,235     52,532  -12.0
-----------------------------------------------------------------------------
Other-Isuzu F Series         185        0  ***.*      1,715          0  ***.*
Other-Isuzu N Series         839        0  ***.*     10,141          0  ***.*
 Other-Isuzu Total         1,024        0  ***.*     11,856          0  ***.*
-----------------------------------------------------------------------------
Aztek                      1,877    2,009   -2.7     22,018      3,755  486.4
Montana                    3,501    4,747  -23.2     38,895     48,675  -20.1
Trans Sport                    0        3  ***.*          0         37  ***.*
   Pontiac Total           5,378    6,759  -17.1     60,913     52,467   16.1
-----------------------------------------------------------------------------
     GM Total            205,710  194,474   10.2  1,866,330  1,878,079   -0.6
-----------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-----------------------------------------------------------------------------
GM North America *       204,713  194,070    9.9  1,854,706  1,874,489   -1.1
-----------------------------------------------------------------------------
GM Import                    997      404  157.1     11,624      3,590  223.8
-----------------------------------------------------------------------------
     GM Total            205,710  194,474   10.2  1,866,330  1,878,079   -0.6
-----------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-----------------------------------------------------------------------------
GM North America *       203,361  192,294   10.2  1,835,438  1,846,639   -0.6
-----------------------------------------------------------------------------
GM Import                      0        0  ***.*          0          0  ***.*
-----------------------------------------------------------------------------
     GM Total            203,361  192,294   10.2  1,835,438  1,846,639   -0.6
-----------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                 September 2001
-----------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                         (1)     September             January - September
                         ------------------------   -------------------------
                                           %Chg
                           2001    2000   per S/D    2001      2000     %Chg
                         ------------------------   -------------------------
       Selling Days (S/D)   24      25
-----------------------------------------------------------------------------
        GM TRUCK Deliveries by Production Source and Marketing Division
-----------------------------------------------------------------------------
Buick Total                4,565        0  ***.*     14,943          0  ***.*
Cadillac Total             2,830    2,302   28.1     19,829     18,791    5.5
Chevrolet Total          146,403  140,203    8.8  1,319,216  1,340,745   -1.6
GMC Total                 41,307   40,633    5.9    389,925    409,240   -4.7
Hummer Total                  44       65  -29.5        571        714  -20.0
Oldsmobile Total           3,886    4,108   -1.5     46,235     52,532  -12.0
Other-Isuzu Total            300        0  ***.*      3,074          0  ***.*
Pontiac Total              5,378    6,759  -17.1     60,913     52,467   16.1
    GM North America
      Total*             204,713  194,070    9.9  1,854,706  1,874,489   -1.1
-----------------------------------------------------------------------------
Chevrolet Total               80      182  -54.2      1,010      1,305  -22.6
GMC Total                    193      222   -9.4      1,832      2,285  -19.8
Other-Isuzu Total            724        0  ***.*      8,782          0  ***.*
    GM Import Total          997      404  157.1     11,624      3,590  223.8
-----------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-----------------------------------------------------------------------------
Buick Total                4,565        0  ***.*     14,943          0  ***.*
Cadillac Total             2,830    2,302   28.1     19,829     18,791    5.5
Chevrolet Total          146,089  139,625    9.0  1,314,094  1,333,032   -1.4
GMC Total                 40,569   39,435    7.2    378,853    389,103   -2.6
Hummer Total                  44       65  -29.5        571        714  -20.0
Oldsmobile Total           3,886    4,108   -1.5     46,235     52,532  -12.0
Pontiac Total              5,378    6,759  -17.1     60,913     52,467   16.1
    GM North America
      Total*             203,361  192,294   10.2  1,835,438  1,846,639   -0.6
-----------------------------------------------------------------------------
                GM Light Truck Deliveries by Marketing Division
-----------------------------------------------------------------------------
Buick Total                4,565        0  ***.*     14,943          0  ***.*
Cadillac Total             2,830    2,302   28.1     19,829     18,791    5.5
Chevrolet Total          146,089  139,625    9.0  1,314,094  1,333,032   -1.4
GMC Total                 40,569   39,435    7.2    378,853    389,103   -2.6
Hummer Total                  44       65  -29.5        571        714  -20.0
Oldsmobile Total           3,886    4,108   -1.5     46,235     52,532  -12.0
Pontiac Total              5,378    6,759  -17.1     60,913     52,467   16.1
    GM Total             203,361  192,294   10.2  1,835,438  1,846,639   -0.6
-----------------------------------------------------------------------------

* Includes US/Canada/Mexico



Detroit -- General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------

                                                        Calendar Year-to-Date
                                September                January - September
                      ----------------------------  ---------------------------
   Curr S/D:   24                           % Chg
   Prev S/D:   25        2001      2000    per S/D    2001      2000     % Chg
--------------------------------------------------  ---------------------------
Vehicle Total          388,365    416,070    -2.8   3,623,473  3,887,031   -6.8
-------------------------------------------------------------------------------
Car Total              182,655    221,596   -14.1   1,757,143  2,008,952  -12.5
-------------------------------------------------------------------------------
Truck Total            205,710    194,474    10.2   1,866,330  1,878,079   -0.6
-------------------------------------------------------------------------------
Light Truck Total      203,361    192,294    10.2   1,835,438  1,846,639   -0.6
-------------------------------------------------------------------------------
Light Vehicle Total    386,016    413,890    -2.8   3,592,581  3,855,591   -6.8
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
      Market Division
      Vehicle Total                                     Calendar Year-to-Date
                               September                 January - September
                      ----------------------------  ---------------------------
                                            % Chg
                         2001      2000    per S/D    2001      2000     % Chg
--------------------------------------------------  ---------------------------
Buick                   36,845     37,150     3.3     300,654    321,923   -6.6
Cadillac                16,945     19,396    -9.0     124,973    148,390  -15.8
Chevrolet              212,075    213,515     3.5   1,957,652  2,047,653   -4.4
GMC                     41,500     40,855     5.8     391,757    411,525   -4.8
Hummer                      44         65   -29.5         571        714  -20.0
Oldsmobile              16,782     22,636   -22.8     189,470    224,637  -15.7
Other - Isuzu            1,024          0   ***.*      11,856          0  ***.*
Pontiac                 43,281     57,154   -21.1     418,899    486,771  -13.9
Saab                     3,075      3,781   -15.3      27,414     28,914   -5.2
Saturn                  16,794     21,518   -18.7     200,227    216,504   -7.5
-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                    178,978    216,575   -13.9   1,720,897  1,966,318  -12.5
-------------------------------------------------------------------------------
Light Truck            203,361    192,294    10.2   1,835,438  1,846,639   -0.6
-------------------------------------------------------------------------------

Twenty-four selling days for the September period this year and twenty-five for last year.

*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

Please Note: The Light sub-totals will be different than reported the prior year due to the implementation of 2001 Segmentation, which moved some Light Trucks to Medium.


                         GM Production Schedule - 10/01
------------------------------------------------------------------------------
                         GMNA
                 -------------------                       Total     Memo:
Units 000s        Car*  Truck* Total  GME** GMLAAM  GMAP  Worldwide  NUMMI CAMI
                 -----  -----  ----- -----  ------  ----  ---------  ----- ----
2001 Q3 #          573    664  1,237    375   147     77    1,836      11   15
O/(U) prior
forecast:@           0      0      0     (3)    1      2        0       0    0
-------------------------------------------------------------------------------
2001 Q4 #         See footnote below    439   145     83       NA       9   16
O/(U) prior
forecast:@                                3    (9)    (1)      NA       0    1
-------------------------------------------------------------------------------

                         GMNA
                 -------------------                       Total        Memo:
Units 000s        Car   Truck  Total  GME   GMLAAM  GMAP  Worldwide  NUMMI CAMI
                 -----  -----  ----- -----  ------  ----  ---------  ----- ----
   1997
1st Qtr.           797    645  1,442    472   130     32    2,076      16   30
2nd Qtr.           809    650  1,459    521   162     33    2,175      17   29
3rd Qtr.           712    557  1,269    417   170     31    1,887      13   21
4th Qtr.           765    693  1,458    464   142     37    2,101      11   18
                 -----  ----- ------  -----  ----    ---   ------      --   --
    CY           3,083  2,545  5,628  1,873   604    133    8,238      57   98

   1998
1st Qtr.           673    702  1,375    424   146     36    1,981      16   10
2nd Qtr.           615    557  1,172    479   153     39    1,843       7   14
3rd Qtr.           592    410  1,002    440   137     37    1,616      11    3
4th Qtr.           819    691  1,510    522    89     36    2,157      12   18
                 -----  ----- ------  -----   ---    ---   ------      --   --
    CY           2,699  2,360  5,059  1,864   525    148    7,596      46   45

   1999
1st Qtr.           781    725  1,506    524    93     38    2,161      12   23
2nd Qtr.           760    795  1,555    533   110     25    2,223      12   23
3rd Qtr.           660    699  1,359    427   112     47    1,945      13   17
4th Qtr.          759    694   1,453    530    97     47    2,127      12   26
                 -----  -----  -----  -----   ---    ---   ------      --   --
    CY           2,960  2,913  5,873  2,014   412    157    8,456      49   89

   2000
1st Qtr.           746    775  1,521    572   118     40    2,251      13   24
2nd Qtr.           787    781  1,568    534   140     45    2,287      13   23
3rd Qtr.           689    630  1,319    374   151     53    1,897      12   22
4th Qtr.          670     694  1,364    513   135     47    2,059      12   23
                 -----  -----  -----  -----   ---    ---   ------      --   --
    CY           2,892  2,880  5,772  1,993   544    185    8,494      50   92

   2001
1st Qtr.           581    633  1,214    538   138     51    1,941      13   14
2nd Qtr.           638    726  1,364    491   165     64    2,084      13   16
3rd Qtr. #         573    664  1,237    375   147     77    1,836      11   15
4th Qtr. #       See footnote below     439   145     83     NA         9   16
                                      -----   ---    ---    -----      --   --
    CY             NA     NA    NA    1,843   595    275     NA        46   61
                 -----  -----  -----  -----   ---    ---    -----      --   --

   Note: GM modestly reduced its fourth-quarter production estimate to a range of 1.270M - 1.290M units, a reduction of about 30-50,000 units below its most recent estimate and about 5-7% below last year. GM's forecast revision is the result of a reduction in overtime and reduced fleet volumes.

    @ Numbers may vary due to rounding
    * NUMMI units included in GMNA Car, CAMI units included in GMNA Car and Truck figures.
   ** GME Production includes Saab back to 1999
    # Denotes estimate


Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.


                                     # # #

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
      October 2, 2001
      ---------------
                                       By
                                /s/Peter R. Bible
                                            --------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)